Exhibit 10.3

                               OPERATING AGREEMENT

     THIS AGREEMENT, made this 15th day of August, 2012, between Four Star Oil, hereinafter designated as "Operator", and the signatory party or parties other than the Operator, hereinafter designated as "Non-Operator" or "Non-Operators."

                                   WITNESSETH:

     WHEREAS, the parties to this Agreement are owners of interests in that certain production/proration unit for the well (the "Well") on the Perkins lease, located in Webster Parish, Louisiana, reached an agreement to develop the Unit and operate the Wells as hereinafter provided.

1. Definitions

As used in this Agreement, the following words and terms shall have the meanings here ascribed to them.

     A. The words "party" and "parties" shall always mean a party or the parties to this Agreement.

     B.   The parties to this  Agreement  shall always be referred to as "it" or
          "they"  whether  the  parties  be  corporate   bodies,   partnerships,
          associations, or individuals.

     C. The term "oil and gas" shall include oil, gas, casinghead gas, gas condensate, and all other liquid or gaseous hydrocarbons, unless intent to limit the inclusiveness of this term is specially stated.

     D. The term "oil and gas interests" shall mean unleased fee and mineral interests in tracts of land lying within the Unit or Area of Interest that are owned by the parties to this Agreement.

     E. The term "Unit Area" shall refer to and include all of the lands, oil and gas leasehold interests and oil and gas interests intended to be developed and operated for oil and/or gas purposes under this Agreement. Such lands are described in Exhibit A.

     F. The words "equipment" and "materials" as used here are synonymous and shall mean and include all oil field supplies and personal property acquired for use in the Unit Area.

     All exhibits attached to this Agreement are made a part of the contract as fully as though copied in full in the contract.
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2. Title Examination

     A. TITLE EXAMINATION: If required, all abstracts and title shall be examined for the benefit of all parties by Operator's attorneys. A copy of each title opinion and of each supplemental opinion, if needed, and all final opinions shall be sent promptly to each party at their request. The opinion of the Operator's attorney concerning the validity of the title to each oil and gas interest and each lease, and the amount of interest covered thereby shall be binding and conclusive on the parties, but the acceptability of leases as to primary term, royalty provisions, drilling obligations and special burdens, shall be a matter for approval and acceptance by an authorized representative of each party. Each party shall pay his pro rata share of any legal fees incurred by Operator relating to preparation of title opinions, supplemental opinions and final opinions.

     B. FAILURE OF TITLE: Any defects of title that may develop shall be the joint responsibility of all parties and, if a title loss occurs, it shall be the loss of all parties, with each bearing its proportionate part of the loss and of any liabilities incurred in the loss. If such a loss occurs, there shall be no change in, or adjustment of, the interests of the parties in the remaining portion of the Unit Area or Area of Interest.

     C. LOSS OF LEASES FOR OTHER THAN TITLE FAILURE: If any lease or interest subject to this Agreement be lost through failure to develop or because express or implied covenants have not been performed, or if any lease be permitted to expire at the end of its primary term and not be renewed or extended, the loss shall not be considered a failure of title and all such losses shall be joint losses and shall be borne by all parties in proportion to their interests, and there shall be readjustment of interests in the remaining portion of the Unit Area.

3. Interests of Parties

     Unless changed by other provisions, all costs and liabilities incurred in operations under this contract shall be borne and paid proportionally and all equipment and material acquired in operations on the Unit Area shall be owned by the parties as their respective interests bear to the entire leasehold. All production of oil and gas from the Unit Area shall also be owned by the parties in the same manner subject to all royalties overriding royalties and production payments in the nature of an overriding royalty.

4. Operator of Unit

     Four Star Oil shall be the Operator of the Unit Area and shall conduct and direct and have full control of all operations on the Unit Area as permitted and required by and within the limits of this Agreement. It shall conduct all such operations in a good and workmanlike manner, but it shall not have responsibility for liabilities incurred, except as may result from gross negligence or from breach of the provisions of this Agreement.

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5. Distribution of Revenue to Participants

     The Operator will collect all working interest owners' oil and gas revenue and deduct there from the cost of operating and maintaining the oil and gas properties. The remainder will then be distributed to each working interest owner monthly, proportionate to his working interest ownership in the oil and gas properties covered by this Agreement, notwithstanding any other provision to the contrary in this Agreement.

6. Employees

     The number of employees and their selection and the hours of labor and the compensation for services performed shall be determined by the Operator. All employees shall be the employees of the Operator.

7. Costs and Expenses

     Except as herein otherwise specifically provided, Operator shall promptly pay and discharge all costs and expenses incurred in the development and operation of the Unit Area, pursuant to this Agreement, and shall charge each of the parties hereto with their respective proportionate shares upon the cost and expenses basis provided in the Accounting Procedure attached hereto and marked Exhibit Two. If any provision in Exhibit Two should be inconsistent with any provision contained in the body of this Agreement, the provisions in the body of this Agreement shall prevail.

     Operator, at its election, shall have the right from time to time to demand and receive from the other parties payment in advance of their respective shares of the estimated amount of costs to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated costs, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated costs shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within this time, the amount due shall bear interest at the rate of ten percent (10%) per annum until paid. Proper adjustment shall be made monthly between advances and actual cost to the end that each party shall bear and pay its proportionate share of actual costs incurred, and no more. Operator has the right to charge up to a 300% penalty if funds are not paid.

     Without the consent of all parties, Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Fifteen Thousand Dollars ($15,000), except in connection with maintaining a lease, the drilling, reworking, deepening, completing, recompleting, or plugging back of which has been previously authorized by or pursuant to this Agreement; provided, however, that in case of explosion, fire, flood, or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its emergency to safeguard life or property, but Operator, as promptly as possible, shall report the emergency to the other parties.

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8. Operator's Lien

     Operator is given a first and preferred lien on the interest of each party covered by this contract, and on each party's interest in oil and gas produced and the proceeds thereof, and upon each party's interest in material and equipment, to secure the payment of all sums due from each such party to Operator.

     In the event any party fails to pay any amount owing by it to Operator as its share of such costs and expenses or such advance estimate, Operator shall, as promptly as possible, report the emergency to the other parties.

     If all parties hereto cannot mutually agree upon the drilling, reworking, deepening or redrilling of any well or wells covered by this Agreement and jointly owned by all of the parties, any party or parties wishing to drill, rework, redrill, or deepen such a well or wells may give the other parties written notice of the proposed operations specifying the work to be performed, proposed depth, objective formation and the estimated cost of the operation. The parties receiving such a notice shall have ten (10) days after receipt of the notice within which to notify the parties wishing to do the work whether they elect to participate in the cost of the proposed operation. Failure of a party receiving such a notice to so reply to it within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operations.

     The entire cost and risk of conducting such operations shall be borne by the parties electing to participate in the proposed operation, such parties hereinafter referred to as "consenting parties" in the proportion that their respective interests bear to the total interest of all consenting parties. Consenting parties shall keep the leasehold estate involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the consenting parties. If such an operation results in a dry hole, the consenting parties shall plug and abandon the well at their sole cost, risk and expense. If any well drilled, reworked, deepened or redrilled under the provisions of this section results in a producer of oil and/or gas in paying quantities, the consenting parties shall complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to the Operator and shall be operated by it at the expense and for the account of the consenting parties. Upon commencement of operations for the drilling, reworking, deepening, or redrilling of any such well by consenting parties in accordance with the provisions of this section, each non-consenting party shall be deemed to have relinquished to consenting parties, and the consenting parties shall own and be entitled to receive, in proportion to their respective interest, all of such non-consenting party's interest in the well, its leasehold operating rights and share of production therefrom until the proceeds or market value thereof (after deducting production taxes, royalty, overriding royalty and other interests payable out of or measured by the production from such well accruing with respect to such interest until it reverts) shall equal the total of the following:

     A. 500 percent of each non-consenting party's share of newly acquired surface equipment beyond the wellhead connections (including, but not limited to, stock tanks, separators, treaters, pumping equipment and piping), plus 300 percent of each such non-consenting party's share of

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          the cost of operation of the well commencing with first production and
          continuing  until  each  such  non-consenting   party's   relinquished
          interest shall revert to it under other provisions of this section. It being agreed that each non-consenting party's share of which would have been chargeable to each non-consenting party had it participated in the well from the beginning of the operation; and

     B. 500 percent of that portion of the costs and expenses of drilling, reworking, deepening or redrilling, testing and completing, and 500 percent of that portion of the cost of newly acquired equipment in the well (to and including the well-head-connections) which would have been chargeable to such non-consenting party if it had participated therein.

          In the case of any reworking, plugging back, or deeper drilling operation, the consenting parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well; but the ownership of all such equipment shall remain unchanged and upon abandonment of a well after such reworking, plugging back or deeper drilling, the consenting parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value.

          If and when the consenting parties recover from a non-consenting party's relinquished interest the amount provided for above, the relinquished interest of such non-consenting party shall automatically revert to it, and from and after such reversion, such non-consenting party shall own the same interest in such well, the operating rights and working interest therein, the material and equipment in or pertaining thereto, and the production therefrom as such non-consenting party would have owned had it participated in the drilling, reworking, deepening or redrilling of said well. Thereafter, such non-consenting party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this Agreement and the accounting procedure schedule, Exhibit Two, attached hereto.

9. Right to Take Production In Kind

     Each party shall take in kind or separately dispose of its proportionate share of all oil and gas produced from the Unit Area, exclusive of production, which may be used in developing, and production operations unavoidably lost. Each party shall pay or deliver, or cause to be paid or delivered, all royalties, overriding royalties, or other payments due on its share of such production, and shall hold the other parties free from any liability therefrom. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.

     Each party shall execute all division orders and contracts of sale pertaining to its interest in production from the Unit Area, and agrees that Operator shall receive all production proceeds and disburse proceeds to participants monthly. Operator is authorized to deduct expenses and charges as authorized in this Agreement from such proceeds and send the remaining amount to participants.

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     In the event any party  shall fail to make the  arrangements  necessary  to take in kind or separately dispose of its proportionate share of the oil and gas produced from the Unit Area, Operator shall have the right, but not the obligation, to purchase such oil and gas or sell it to others for the time being, at not less than the market price prevailing in the area, which shall in no event be less than the price which Operator receives for its portion of the oil and gas produced in the Unit Area. Any such purchase or sale by Operator shall be subject always to the right of the owner of the production to exercise at any time its right to take in kind, or separately dispose of, its share of all oil and gas not previously delivered to a purchaser.

     Notwithstanding the foregoing, Operator shall not make a sale into interstate commerce of any other party's share of gas production without first giving such other party thirty (30) days' notice of such intended sale.

10. Access to Unit Area

     Each party shall have access to Unit Area at all reasonable times, at its sole risk, to inspect or observe operations, and shall have access at reasonable times to information pertaining to the development or operation thereof, not including Operator's books and records relating thereto. Operator shall, upon request, furnish each of the logs, tank tables, daily gauges and run tickets, and reports of stock on hand at the first of each month, and shall make available samples of any cores or cuttings taken from any well drilled on the Unit Area.

11. Abandonment of Wells

     No well subject to and the basis of this Agreement which has been completed as a producer shall be plugged and abandoned without the consent of all parties provided, however, if all parties do not agree to the abandonment of any well, those wishing to continue its operation shall tender to each of the other parties its proportionate share of the value of the well's salvageable material and equipment, determined in accordance with the provisions of Exhibit Two less the estimated cost of salvaging and the estimated cost of plugging and abandoning. Each abandoning party shall then assign to the non-abandoning parties without warranty, express or implied, as to title or as to quantity, quality, or fitness for use of the equipment, together with its interest in the leasehold estate as to, but only as to, the interval or intervals of the formation or formations then open to production. The assignments so limited shall encompass the "drilling unit" upon which that well is located. The payments by, and the assignments to, the assignees shall be made in accordance with their respective percentages of participation in the Unit Area of all assignees. There shall be no readjustment of interest in the remaining portion of the Unit Area.

     After the assignment, the assignors shall have no further responsibility, liability, or interest in the operation of or production from that well in the interval or intervals then open. Upon request of the assignees, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this Agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.

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12. Delay Rentals and Shut-In Well Payments

     Operator shall pay all delay rentals and shut-in well payments which may be required under the terms of leases covering any of the tracts described in Exhibit One and submit evidence of such payment to the other parties at their request. The amount of such payment shall be charged by Operator to the joint account of the parties and treated in all respects the same as costs incurred in the development and operation of the Unit Area. Operator shall diligently attempt to make proper payment but shall not be held liable to the other parties in damages for the loss of any lease or interest therein and there shall be no readjustment of interests in the remaining portion of the Unit Area. If any party secures a new lease covering the terminated interest, such acquisition shall be subject to the provisions of Paragraph 17 of this Agreement.

13. Resignation of Operator

     Operator may resign from its duties and obligations as Operator at any time upon written notice of not less than 60 days given to all other parties. In this case, all parties to this contract shall select by majority vote in interest, not in numbers, a new Operator who shall assume the responsibilities and duties, and have the rights, prescribed for Operator by this Agreement. The retiring Operator shall deliver to its successor all records and information necessary to the discharge by the new Operator of its duties and obligations.

14. Maintenance of Unit Ownership

     For the purpose of maintaining uniformity of ownership on the oil and gas leasehold interests covered by this contract, and notwithstanding any other provisions to the contrary, no party shall sell, encumber, transfer or make other disposition of its interest in the leases embraced within the Unit Area and in wells, equipment and production unless such disposition is made expressly subject to this Agreement, and shall be made only with prejudice to the rights of the other parties, and the consent of Operator.

     If at any time the interest of any party is divided among and owned by four or more co-owners, Operator may, at its discretion, require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this contract; however, all such co-owners shall enter into and execute all contracts or agreements for the disposition of their respective shares of the oil and gas produced from the Unit Area, and they shall have the right to receive, separately, payment of the sale proceeds thereof.

15. Liability of Parties

     The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Unit Area. Accordingly, the lien granted by each party to Operator herein is given to secure only the debts of each severally. It is not the intention of the

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parties  to  create,  nor shall this  Agreement  be  construed  as  creating  or constructing a mining or other partnership or association or to render them liable as partners.

16. Renewal or Extension of Lease

     If any party secures a renewal of any oil and gas lease subject to this contract, each and all of the other parties shall be notified promptly and shall have the right to participate in the ownership of the renewal lease by paying to the party who acquired it, within thirty (30) days after receipt of such notification, their several proper proportionate share of the acquisition costs, which shall be in proportion to the interests held at that time by the parties in the Unit Area. Failure of any party to timely pay its proportionate share of such acquisition cost shall be deemed an election not to participate.

     If some, but less than all, of the parties elect to participate in the purchase of a renewal lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the purchase of such renewal lease. Any renewal lease in which less than all the parties elect to participate shall not be subject to this Agreement.

     Each party who participates in the purchase of a renewal lease shall be given an assignment of its proportionate interest therein by the acquiring party.

     The provisions of this section shall apply to renewal leases whether they are for the entire interest covered by the expiring lease or cover only a portion of its area or an interest therein. Any renewal lease taken before the expiration of its predecessor lease, or taken or contracted for within six (6) months after the expiration of the existing lease, shall not be deemed a renewal lease and shall not be subject to the provisions of this section.

     The provisions in this section shall apply also and in like manner to extensions of oil and gas leases.

17. Surrender of Leases

     The leases covered by this Agreement, insofar as they embrace acreage in the Unit Area, shall not be surrendered in whole or in part unless all parties consent.

     However, should any party desire to surrender its interest in any lease or in any portion thereof, and other parties not agree or consent, the party desiring to surrender shall assign without express or implied warranty of title, all of its interest in such lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not desiring to surrender it. Upon such assignment, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the acreage assigned and the operations of any well thereon, and the assigning party shall have no further interest in the lease assigned and its equipment and production. The parties assignee shall pay to the party assignor the reasonable salvage value of the latter's interest in any wells and equipment on the assigned

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acreage,  determined  in  accordance  with the  provisions  of  Exhibit  B, less estimated cost of salvaging and the estimated cost of plugging and abandoning. If the assignment is in favor of more than one party, the assigned interest shall be shared by the parties assignee in the proportions that the interest of each bears to the interest of all parties assignee.

     Any assignment or surrender made under this provision shall not reduce or change the assignor's or surrendering parties' interest, as it was immediately before the assignment, in the balance of the Unit Area and the acreage assigned or surrendered, and subsequent operations thereof, shall not thereafter be subject to the terms and provisions of this Agreement.

18. Provision Concerning Taxation

     The liabilities of the parties hereto shall be several and not joint or collective, and each party shall be responsible for its proportionate share of the costs and liabilities incurred as provided hereunder. It is not the purpose or intention of the Agreement to create for state law any partnership or association, and neither this Agreement nor the operations hereunder shall be construed or considered as creating any such relationship. Furthermore, the parties hereto acknowledge and represent that it is not their intention to create a Partnership for federal and state income tax purposes, and each party agrees to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1954, as amended (the Code), or any similar provisions contained in applicable statutes of the various states of the United States.

     Operator shall render to each party an annual working interest statement and accompanying 1099-Misc. Form, and each party is then liable for preparation of necessary tax forms to the Internal Revenue Service.

     Operator shall render for ad valorem taxation all property subject to this Agreement, which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Operator shall bill all other parties for their proportionate share of all tax payments in the manner provided in Exhibit Two.

     If any tax assessment is considered unreasonable by Operator, it may at its discretion protest such valuation within the time and manner prescribed by law and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. When any such protested valuation shall have been finally determined, Operator shall pay the assessment for the joint account, together with interest and penalty accrued, and the total costs shall then be assessed against the parties, and be paid by them, as provided in Exhibit B.

19. Insurance

     At all times while operations are conducted hereunder, Operator shall comply with the applicable Workmen's Compensation Law of the State where the operations are being conducted. Operator shall require all the contractors engaged in work on or for the Unit Area to comply with Workmen's Compensation Law of the State where the operations are being conducted and to maintain such other insurance as operations may require.

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20. Claim and Lawsuits

     If any party to this contract is sued on an alleged cause of action arising out of operations on the Unit Area, or on an alleged cause of action involving title to any lease or oil and gas interest subject to this contract, it shall promptly give written notices of the suit to the Operator.

     The defense of lawsuits can be under the general direction of a committee of lawyers representing the parties, with Operator's attorney as Chairman. Suits may be settled during litigations only with the joint consent of all the parties. All expenses incurred in the defense of suits, together with the amount paid to discharge any final judgment shall be considered costs of operation and shall be charged to and paid by all parties in proportion to their then interest in the Unit Area, or can be handled by the Operator's legal counsel on the behalf of all parties.

     Damage claims caused by and arising out of operation on the Unit Area, conducted for the joint account of all parties shall be handled by Operator and its attorneys, the settlement of claims of this kind shall be within the discretion of Operator so long as the amount paid in settlement of any one claim does not exceed Fifty Thousand Dollars ($50,000) and, if settled, the sums paid in settlement shall be charged as expense to and be paid by all parties in proportion to their interests in the Unit Area.

21. Force Majeure

     If any party is rendered unable, wholly or in part, by force majeure, to carry out its obligations under this Agreement other than the obligation to make money payments, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than the continuance of the force majeure. The affected party shall use all possible diligence to remove the force majeure as quickly as possible.

     The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

     The term "force majeure" as here employed shall mean an act of God, strike, lockout or other industrial disturbance, act of the public enemy, war blockage, public riot, lightening, fire, storm, flood, explosion, governmental restraint, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

22. Notices

     All notices authorized or required between the parties and required by any of the provisions of this Agreement shall, unless otherwise specifically provided, be given in writing by United States mail or Western Union Telegram,

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
with postage or charges prepaid, and addressed to the party whom the notice is given at the addresses listed opposite their signature below. The originating notice to be given under any provisions hereof shall be deemed given only when received by the party to whom such notice is directed, and the time for such party to give any response thereto shall run from the date the originating notice is received.

     The second or any responsive notice shall be deemed given when deposited in the United States mail or with the Western Union Telegram Company, with postage or charges prepaid. Each party shall have the right to change its address as any time and from time to time by giving written notice thereof to all other parties.

     This Agreement may be signed in counterpart, and shall be binding upon the parties and upon their heirs, successors, representatives, and assigns.

                                         OPERATOR:


                                         By: /s/ Joseph A. Lanza
                                            ------------------------------------
                                         Name:  Joseph A. Lanza
                                         Title: President

                                         NON-OPERATORS:


                                         By: /s/ J. Michael Page
                                            ------------------------------------
                                         Name:    Perkins Oil & Gas, Inc.
                                         Address: 1445 Marpole Ave #409
                                                  Vancouver BC Canada V6H1S5

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                                   EXHIBIT "B"

                              ACCOUNTING PROCEDURE
                        (Unit and Joint Lease Operations)

I. GENERAL PROVISIONS

A. Definitions: "Joint Property" as herein used shall be construed to mean the subject area covered by the Agreement to which this "Accounting Procedure" is attached.

     "Operator" as herein used shall be construed to mean the party designated to conduct the development and operation of the subject area for the joint account of the parties hereto.

     "Non-operator" as herein used shall be construed to mean any one or more of the non-operating parties.

B. Accounting to Non-Operator: Operator will collect all working interest owners' oil and gas revenues and deduct therefrom the cost of operating and maintaining the oil and gas properties. The remainder will then be distributed monthly to each working interest owner proportionate to his working interest ownership on the oil and gas properties covered by this Agreement.

C. Adjustments: Payment of any such bills shall not prejudice the right of non-operator to protest or question the correctness thereof. All statements rendered to non-operator by Operator during any calendar year within twelve (12) month period following the end of each such calendar year, provided, however, that non-operator must take written exception to and make claim upon the Operator for adjustment. Failure on the part of non-operator to make claims on Operator for adjustment within such period shall establish the correctness of claims for adjustment thereon.

D. Audits: A non-operator upon notice in writing to Operator and all other non-operators, shall have the right to audit Operator's accounts and records relating to the accounting hereunder for any calendar year within the twelve
(12) month period following the end of such calendar year; provided, however, that non-operator must take written exception to and make claim upon the Operator for all discrepancies disclosed by said audit within said twelve (12) month period. Where there are two or more non-operators, the non-operators shall make every reasonable effort to conduct joint or simultaneous audits in a manner that will result in a minimum of inconvenience to Operator.

II. DEVELOPMENT AND OPERATING CHARGES

     Subject to limitations hereinafter prescribed, Operator shall charge the joint account with the following items:

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
A. Rental and Royalties: Delay or other rentals, when such rentals are paid by Operator for the joint account, royalties, when not paid directly to royalty owners by the purchaser of the oil, gas, casinghead gas, or other products.

B. Service: Outside Services -- The cost, of contract services and utilities procured from outside sources.

C. Damages and Losses to Joint Property and Equipment: All costs or expenses necessary to replace or repair damages or losses incurred by fire, flood, storm, theft, accident, or any other causes not controlled by Operator through the exercise of reasonable diligence. Operator shall furnish non-operator written notice of damages or losses incurred as soon as practicable after report of the same has been received by Operator.

D. Litigation Expenses: All costs and expenses of litigation or legal services otherwise necessary or expedient for the protection of the joint interest, including attorney's fees and expenses hereinafter provided, together with all judgment obtained against the parties or any of them on account of the joint operations under this Agreement, and actual expenses incurred by any party or parties hereto in securing evidence for the purpose of defending against any action or claim prosecuted or urged against the joint account or the subject matter of this Agreement.

     1. If a majority of the interests hereunder shall so agree, actions or claims affecting the joint interests hereunder may be handled by the attorney of one or more of the parties hereto; and a charge commensurate with cost of providing and furnishing such services rendered may be made against the joint account; but no such charge shall be made until approved by the Operator's attorneys.

     2. Fees and expenses of attorneys other than Operator's attorneys shall not be charged to the joint account unless authorized by the majority of the interests hereunder.

E. Taxes: All taxes of every kind and nature assessed or levied upon or in connection with the properties which are the subject of this Agreement, the production therefrom or the operation thereof, and which taxes have been paid by the Operator for the benefit of the parties hereto.

F. Insurance and Claims

     1. Premiums paid for insurance required to be carried for the benefit of the joint account, together with all expenditures incurred and paid in settlement of any and all losses, claims, damages, judgments and other expenses, including legal services, not recovered from insurance carrier.

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
     2. If no insurance is required to be carried, all actual expenditures incurred and paid by the Operator in settlement of any and all losses, claims, damages, judgments or any other expenses, including legal services, shall be charged to the joint account.

G. Operating and Administrative: Operator shall have the right to assess against the joint party covered thereby $200 per month per well for administrative overhead and related costs. Pumper charge will be limited to $65 per month in addition to the above administrative fee. In addition, participants and Operator will pay their proportionate share of lease and well operation costs. All costs attributable to participants will be deducted from revenue due them. These costs are subject to escalation, based on the U.S. Consumer Price Index.

     1. Overhead charges for producing wells shall begin on the date the well operations are taken over by the operator and terminate when it is plugged.

     2. In connection with overhead charges, the status of wells shall be as follows:

          a. Injection wells for recovery operations, such as for repressure of water flood, shall be included in the overhead schedule the same as producing wells.

          b. Water supply wells utilized for water flooding operations shall be included in the overhead schedule the same as producing oil wells.

          c. Producing gas wells shall be included in the overhead schedule the same as producing oil wells.

          d. Wells permanently shut down but on which plugging operations are deferred shall be dropped from the overhead schedule at the time the shut-down is effected. When such wells are plugged, overhead will be charged at the producing well rate during the time required for the plugging operation.

          e. Wells being plugged back, drilled deeper, or converted to a source or input well shall be included in the overhead schedule the same as drilling wells.

          f. Temporarily shut down wells (other than by governmental regulatory body) which are not produced or worked upon for a period of a full calendar month shall not be included in the overhead schedule; however, wells shut in by governmental authority shall be included in the overhead schedule only in the event the allowable production is transferred to other wells on the same property. In the event of a unit allowable, all wells capable of producing will be counted in determining the overhead charge.

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
          g. Wells completed in dual or multiple horizons shall be considered as one well in the producing overhead schedule.

          h. Lease salt water disposal wells shall not be included in the overhead schedule unless such wells are used as a secondary recovery program on the joint property.

     7. The above overhead schedule for producing wells shall be applied to the total number of wells operated under the Operating Agreement to which this accounting procedure is attached, irrespective of individual lease.

     8. It is specifically understood that the above overhead rates apply only to drilling and producing operations and are not intended to cover the construction or operation of additional facilities such as, but not limited to, gasoline plants, compressor plants, repressuring projects, salt water disposal facilities, and similar installations. if any or all of these become necessary to the operation, a separate agreement will be reached relative to an overhead charge, if any.

     9. The above specific overhead rates may be amended from time to time by agreement between Operator and non-operator if, in practice, they are found to be insufficient or excessive.

H. Other Expenditures: Any expenditure, other than expenditures which are covered and dealt with by the foregoing provisions of this Section II, incurred by the Operator for the necessary and proper development, maintenance and operation of the joint property.

III. BASIS OF CHARGES TO JOINT ACCOUNT

Purchases: Material and equipment purchases and service procured shall be charged at the prices paid by Operator after deduction of all discount actually received.

                                       15